SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )

Filed by the registrant ☑

Filed by a party other than the registrant ☐

Check the appropriate box:

☑	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Advisors Series Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

	☑	No fee required.

	☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Al Frank Fund
Al Frank Dividend Value Fund
Each a series of Advisors Series Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held January 17, 2013
Dear Shareholders:

The Board of Trustees of Advisors Series Trust (“AST”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting of shareholders (the “Meeting”) of the Al Frank Fund (the “Al Frank Acquired Fund”) and the Al Frank Dividend Value Fund (the “Dividend Value Acquired Fund” and together with the Al Frank Acquired Fund, the “Acquired Funds”), each a series of AST, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, on January 17, 2013 at [10:00 a.m.], Central time, for the purpose of considering and approving the following proposals:

PROPOSAL 1

•
For shareholders of the Al Frank Acquired Fund: Approval of an Agreement and Plan of Reorganization, which provides for (a) the transfer of all the assets and liabilities of the Al Frank Acquired Fund to the Al Frank Fund (“Al Frank Acquiring Fund”), a newly created series of Northern Lights Fund Trust II (“NLFT II”), in exchange for shares of beneficial interest of the Al Frank Acquiring Fund; and (b) the distribution of the shares of beneficial interest in the Al Frank Acquiring Fund pro rata, by the Al Frank Acquired Fund to its shareholders in complete liquidation of the Al Frank Acquired Fund (the “Reorganization”).

•
For shareholders of the Dividend Value Acquired Fund: Approval of an Agreement and Plan of Reorganization, which provides for (a) the transfer of all the assets and liabilities of the Dividend Value Acquired Fund to the Al Frank Dividend Value Acquiring Fund (“Dividend Value Acquiring Fund”), a newly created series of Northern Lights Fund Trust II (“NLFT II”), in exchange for shares of beneficial interest of the Dividend Value Acquiring Fund; and (b) the distribution of the shares of beneficial interest in the Dividend Value Acquiring Fund pro rata, by the Dividend Value Acquired Fund to its shareholders in complete liquidation of the Dividend Value Acquired Fund (the “Reorganization”).

PROPOSAL 2. To transact such other business as may properly come before the meeting or any adjournment thereof.

If the Reorganizations are approved and consummated, Al Frank Asset Management, Inc. (the “Adviser”) will continue as investment adviser for the Al Frank Acquiring Fund and the Al Frank Dividend Value Acquiring Fund and the persons responsible for the day-to-day management of the Funds will not change.  Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Al Frank Acquired Fund or the Dividend Value Acquired Fund (each an “Acquired Fund” or collectively, the “Acquired Funds”) or their shareholders as a result of the Reorganization.

The Trust has fixed the close of business on November 30, 2012 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of an Acquired Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.  The shareholders of each Acquired Fund will vote separately with respect to the Reorganization for their Acquired Fund. Approval of the Reorganization by one Acquired Fund’s shareholders is not contingent on the approval of the Reorganization by the other Acquired Fund’s shareholders. You are cordially invited to attend the Special Meeting.  If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 17, 2013:  This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at www.alfrankfunds.com.

The proxy statement is available at www.proxyvote.com.

                                By Order of the Board of Trustees
                                of Advisors Series Trust

/s/ Jeanine M. Bajczyk
                                -----------------------------------
                                Jeanine M. Bajczyk
                                Secretary

[Date]

PROXY STATEMENT
December 10, 2012

AL FRANK FUND
AL FRANK DIVIDEND VALUE FUND
EACH A SERIES OF ADVISORS SERIES TRUST
615 EAST MICHIGAN STREET
MILWAUKEE, WISCONSIN 53202
[Phone Number]

MEETING OF SHAREHOLDERS

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Advisors Series Trust (“AST”), an open-end registered management investment company registered with the United States Securities and Exchange Commission (the “SEC”) with its principal office located at Advisors Series Trust, 615 East Michigan Street, Milwaukee, WI 53202. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the Al Frank Fund and the Al Frank Dividend Value Fund, each a series of AST, at the offices of U.S. Bancorp Fund Services, LLC, on January 17, 2013 at [10:00 a.m.], Central time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Al Frank Fund and the Al Frank Dividend Value Fund to consider and approve the following proposals:

PROPOSAL 1

•
For shareholders of the Al Frank Acquired Fund: Approval of an Agreement and Plan of Reorganization, which provides for (a) the transfer of all the assets and liabilities of the Al Frank Acquired Fund to the Al Frank Fund (“Al Frank Acquiring Fund”), a newly created series of Northern Lights Fund Trust II (“NLFT II”), in exchange for shares of beneficial interest of the Al Frank Acquiring Fund; and (b) the distribution of the shares of beneficial interest in the Al Frank Acquiring Fund pro rata, by the Al Frank Acquired Fund to its shareholders in complete liquidation of the Al Frank Acquired Fund (the “Reorganization”).

•
For shareholders of the Dividend Value Acquired Fund: Approval of an Agreement and Plan of Reorganization, which provides for (a) the transfer of all the assets and liabilities of the Dividend Value Acquired Fund to the Al Frank Dividend Value Acquiring Fund (“Dividend Value Acquiring Fund”), a newly created series of Northern Lights Fund Trust II (“NLFT II”), in exchange for shares of beneficial interest of the Dividend Value Acquiring Fund; and (b) the distribution of the shares of beneficial interest in the Dividend Value Acquiring Fund pro rata, by the Dividend Value Acquired Fund to its shareholders in complete liquidation of the Dividend Value Acquired Fund (the “Reorganization”).

PROPOSAL 2:  Transacting such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about December 14, 2012.  This Proxy Statement contains information that shareholders of the Al Frank Acquired Fund or the Dividend Value Acquired Fund (each an “Acquired Fund” or collectively, the “Acquired Funds”) should know before voting on the Reorganization.  This Proxy Statement should be reviewed and retained for future reference.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on January 17, 2013:

This proxy statement is available at www.alfrankfunds.com, or by contacting the Acquired Funds (toll-free) at 888.263.6443.  To obtain directions to attend the Meeting, please call the Acquired Funds (toll-free) at 888.263.6443.  For a free copy of the Acquired Funds’ latest annual and/or semi-annual reports, call (toll-free) at 888.263.6443 or visit the Acquired Funds’ website at www.alfrankfunds.com or write to:

Al Frank Fund
Al Frank Dividend Value Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

WHAT IS THE PURPOSE OF THE REORGANIZATION?

The primary purpose of the Reorganization is to move the Acquired Funds from AST to NLFT II.  As a series of AST, the Acquired Funds retain various service providers who provide an array of services to all series of AST.  These services include custody, administration, accounting, transfer agency, distribution and compliance (“Third Party Service Arrangements”).  Al Frank Asset Management, Inc., the investment adviser to the Acquired Funds, has determined that the Acquired Funds could benefit from the services currently provided to series of NLFT II and, therefore, has recommended that the Acquired Funds be reconstituted as a series of NLFT II.

The Adviser will continue as investment adviser for the Al Frank Acquiring Fund and the Al Frank Dividend Value Acquiring Fund (each and “Acquiring Fund and collectively the “Acquiring Funds”) and the persons responsible for the day-to-day management of the Funds will not change.  Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Acquired Funds or their shareholders as a result of the Reorganization.

Currently, Third Party Service Arrangements are provided to AST by U.S. Bank (custody), U.S. Bancorp Fund Services, LLC (administration, fund accounting and transfer agency), and Quasar Distributors (distribution).  Third Party Service Arrangements are provided to NLFT II by U.S. Bank, N.A. (custody), Gemini Fund Services, LLC (administration, fund accounting and transfer agency), and Northern Lights Distributors, LLC (distribution).  In addition to changes in these Third Party Service Agreements, the New Fund will be overseen by a different Board of Trustees. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Al Frank Asset Management, the investment adviser to the Acquired Funds, recommends that each Acquired Fund be reorganized as a series of NLFT II.

HOW WILL THE REORGANIZATION WORK?

With respect to each Acquired Fund, the Reorganization will involve three steps:

•
the transfer of all of the assets and liabilities of the Acquired Fund to the respective Acquiring Fund in exchange for the number of full and fractional shares of the Acquiring Fund equal to the number of full and fractional shares of the corresponding Acquired Fund then outstanding;

•
the pro rata distribution of shares of the Acquiring Fund to shareholders of record of the corresponding Acquired Fund as of the effective date of the Reorganization in full redemption of all shares of the Acquired Fund; and

•	the complete liquidation and termination of the Acquired Fund.

Each Acquired Fund currently offers two classes of shares, designated Investor Class shares and Advisor Class shares. Each Acquiring Fund will offer two classes of shares, which will be designated Investor Class shares and Advisor Class shares. The Investor Class shares of the Acquiring Funds have identical characteristics to the Investor Class shares of the corresponding Acquired Funds, and the Advisor Class shares of the Acquiring Funds have identical characteristics to the Advisor Class shares of the corresponding Acquired Funds. As a result of the Reorganization, Investor Class shareholders of the Acquired Funds will hold Investor Class shares of the corresponding Acquiring Fund, and Advisor Class shareholders of the Acquired Funds will hold Advisor Class shares of the corresponding Acquiring Fund. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value and class as of the shares of the Acquired Fund that you held immediately before the Reorganization.  Al Frank Asset Management, Inc. (the “Adviser”) currently acts as the investment adviser to each Acquired Fund, and will continue to act as the investment adviser to each Acquiring Fund. The day-to-day investment management of the portfolio of the Acquiring Funds will be provided by the same portfolio manager that currently manages the Acquired Funds.

HOW WILL APPROVAL OF THE REORGANIZATION AFFECT THE OPERATION OF THE ACQUIRED FUNDS?

Approval of the Reorganization will not affect the Acquired Funds’ investment objectives, principal investment strategies, and/or associated risks.  In fact, the Acquired Funds’ investment objectives, principal investment strategies and associated risks will remain unchanged. The current Adviser to each Acquired Fund will continue to act as the Adviser to each Acquiring Fund. The day-to-day investment management of the portfolio of the Acquiring Funds will be provided by the same portfolio manager that currently manages the Acquired Funds. Further, it is anticipated that the net expenses of the Acquiring Funds upon closing of the Reorganizations will be the same as the current net expenses of the corresponding Acquired Fund. The Adviser has contractually agreed to waive its fees and/or absorb expenses of  (i) the Al Frank Acquiring Fund to ensure that total annual fund operating expenses (excluding interest and tax expenses, leverage interest, acquired fund fees and expenses and extraordinary expenses) for the Al Frank Acquiring Fund do not exceed 1.49% and 1.24% of the Al Frank Acquiring Fund’s average net assets, for Investor Class and Advisor Class shares, respectively, and (ii) the Dividend Value Acquiring Fund to ensure that total annual fund operating expenses (excluding interest and tax expenses, leverage interest, acquired fund fees and expenses and extraordinary expenses) for the Dividend Value Acquiring Fund do not exceed 1.98% and 1.73% of the Dividend Value Acquiring Fund’s average net assets, for Investor Class and Advisor Class shares, respectively (“Expense Cap”).  The Adviser has agreed to maintain the Expense Cap through at least April 30, 2014.

The Reorganization will affect other services currently provided to the Acquired Funds. Currently, Third Party Service Arrangements are provided to AST by U.S. Bank N.A. (custody), U.S. Bancorp Fund Services, LLC (administration, fund accounting and transfer agency), and Quasar Distributors (distribution).  Third Party Service Arrangements are provided to NLFT II by U.S. Bank, N.A. (custody), Gemini Fund Services, LLC (administration, fund accounting and transfer agency), and Northern Lights Distributors, LLC (distribution).  In addition to changes in these Third Party Service Agreements, the Acquiring Funds will be overseen by a different Board of Trustees.

IS THE REORGANIZATION OF THE ACQUIRED FUNDS CONTINGENT ON EACH OTHER?

Shareholders of each Acquired Fund will vote separately with respect to the Reorganization of their Acquired Fund. Approval of the Reorganization by the shareholders of one Acquired Fund will have no impact on the potential Reorganization of the other Acquired Fund. It is therefore possible that the Reorganization may be approved by the shareholders of one Acquired Fund but not by shareholders of the other Acquired Fund. In that case, the Reorganization will proceed only with respect to the Acquired Fund which obtained the appropriate shareholder approval. The Adviser will continue to manage, within AST, the Acquired Fund that did not obtain shareholder approval for the Reorganization and the Board of Trustees of AST will consider what further action, if any, is appropriate.

WHO IS PAYING THE EXPENSES RELATED TO THE SPECIAL MEETINGS AND THE REORGANIZATIONS?

The Adviser will pay all direct costs relating to the Reorganizations, including the costs relating to the Special Meetings and the Proxy Statement

IS ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS AVAILABLE?

Yes, additional information about the Acquired Funds is available in the:

•	Prospectus for the Acquired Funds and for the Acquiring Funds (a copy of the Acquiring Funds’ preliminary prospectus accompanies this Proxy, but is subject to completion, as discussed below);
•	Annual and Semi-Annual Reports to Shareholders of the Acquired Funds; and
•	Statement of Additional Information, or SAI, for the Acquired Funds and a preliminary SAI for the Acquiring Funds.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

A preliminary prospectus for the Acquiring Funds, whose shares you would own after the Reorganization, accompanies this Proxy. The preliminary prospectus for the Acquiring Funds is also available at www.proxyvote.com. The information in this preliminary prospectus is not complete and may be changed. Neither Acquiring Fund may sell its securities until the registration statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell the Acquiring Funds’ securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The prospectus and the most recent annual and semi-annual reports to shareholders of the Acquired Funds have been previously mailed to shareholders.

Copies of all of these documents are available upon request without charge by writing to or calling:

Northern Lights Fund Trust II	Advisors Series Trust
17605 Wright Street	615 East Michigan Street
Omaha NE 68130	Milwaukee, Wisconsin 53202
402-493-4603	888.263.6443

You also may view or obtain these documents from the SEC:

          In Person:  At the SEC’s Public Reference Room in Washington, D.C.

          By Phone: 1-202-551-8090

By Mail:	Public Reference Room
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20002
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(‘Northern Lights Fund Trust II’ for information on the Acquiring Funds)
(‘Advisors Series Trust’ for information on the Acquired Funds)

HOW DOES THE BOARD SUGGEST THAT I VOTE?

After careful consideration, the AST Board recommends that you vote “FOR” each of the proposals. Please see each proposal for a discussion of the AST Board’s considerations in making its recommendations.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Acquired Funds.  Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

HOW DO I PLACE MY VOTE?

You may provide AST with your vote via mail or in person. You may use the enclosed postage-paid envelope to mail your proxy card.  Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 888.263.6443 between [8:30 a.m. and 5:00 p.m.] Central Time, Monday through Friday.

BACKGROUND

Al Frank Asset Management, Inc. (the “Adviser”) is proposing to bring the Acquired Funds onto the Northern Lights Fund Trust II platform of funds (“NLFT II”) by merging, or “reorganizing,” each Acquired Fund into a corresponding “shell” series (that is, a portfolio with no assets) of NLFT II (the “Reorganization”). Each Acquired Fund is advised by the Adviser. The Board of Trustees of AST (the “AST Board”) has approved the Reorganization and is now soliciting votes from shareholders to do the same.

REASONS FOR THE REORGANIZATION

Al Frank Asset Management, Inc., investment adviser to each of the Acquired Funds, has recommended that the Board consider and approve the Reorganizations.  The Adviser’s recommendation, in part, follows discussions with the Board as to the future prospects for the Funds within AST. Among other things, the Board and the Adviser have discussed the continuing redemptions and shrinking size of the Al Frank Acquired Fund and the relatively small size of the Dividend Value Acquired Fund. After consideration of a number of alternatives, including the possible liquidation of the Acquired Funds, the Adviser has indicated that its ability to support and enhance the prospects for future success of the Acquired Funds will be served best through the transfer of the Acquired Funds to NLFT II and the Acquiring Funds.

In particular, the Adviser indicated that its funds of exchange traded funds managed by its Innealta division currently engage many of the service providers that also perform services for the Acquiring Funds. The Adviser indicated that it believes significant administrative efficiencies might be recognized by the Adviser by consolidating the number of different fund services providers with which the Adviser interacts. The Adviser further noted that the Reorganizations would not in any way be detrimental to the current shareholders of the Acquired Funds and would not result in any dilution of their interests in the Acquired Funds. The Adviser noted that the Acquiring Funds would be newly-created clones of the Acquired Funds, would have the same investment objective, strategies, fees and expenses as the Acquired Funds and that the Adviser had agreed to retain the existing Expense Caps for the Acquiring Funds through at least April 30, 2014. The Adviser further noted that it believed that the Acquiring Funds (and therefore the shareholders of the Acquired Funds) would benefit from the distribution assistance to be offered by the distributor and principal underwriter of the Acquiring Funds.  The Adviser noted, and the Board considered, that shareholders that did not wish to become part of NLFT II could redeem their shares from the Acquired Funds prior to the Reorganizations without the imposition of any redemption fee.  The Board also considered that the Reorganizations had the benefit of being tax-free reorganizations, whereas liquidation would be a taxable event for all shareholders, so that the Reorganizations offered shareholders who wished to retain their investments with the Adviser with a tax advantaged means to do so.  In addition, the Board considered that the Acquiring Funds were designed to be “clones” of the Acquired Funds, with identical investment objectives, policies and strategies and that they will continue to be managed by the Adviser and by the same portfolio managers.  Further, the Board considered that the Adviser has undertaken that it will put in place an expense limitation agreement with the Acquiring Funds whereby the Adviser will agree, through at least April 30, 2014, to waive its fees or reimburse the Acquiring Funds for all expenses to the extent necessary to limit each Acquired Fund’s operating expenses at the same level as its corresponding Acquired Fund (the “Expense Cap”).  The Board also considered that the Adviser has agreed to assume all of the expenses associated with the Reorganizations.  The Board further noted that following the Reorganization the Adviser would no longer be entitled to recoup any expenses paid or advisory fees waived prior to the Reorganization, which would result in a direct benefit to Acquired Fund shareholders.

The Board also considered that the proposed Reorganizations provided certain benefits to the Adviser.  These benefits included efficiencies to the Adviser resulting from the consolidation of service providers for its registered funds business and providing the Adviser with a better opportunity to retain its assets under management than a liquidation of the Funds.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of AST, including the Independent Trustees, approved the Reorganization Plan and has recommended such Plan to shareholders for their approval.  In approving the Reorganization, the Trustees of AST determined that the proposed reorganizations would be in the best interests of each of the Acquired Funds and its shareholders, and that the interest of each Acquired Fund’s shareholders would not be diluted as a result of the Reorganization.

The Board now submits to shareholders of each Acquired Fund a proposal to approve the Reorganization.   If shareholders approve the Proposal, the Trustees and officers of AST will execute and implement the Reorganization Plan.  If approved, the Reorganization is expected to take effect on or about 4:00 p.m. Eastern Time on January 18, 2013 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.  Following the Reorganization, each of the Acquired Funds will be dissolved.

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

COMPARISON OF FEES AND EXPENSES

The Al Frank Acquired Fund and the Al Frank Acquiring Fund

The Table of Fees and Expenses and the Examples shown below are based on fees and expenses disclosed in the prospectus for the Al Frank Acquired Fund and on estimates for the Al Frank Acquiring Fund’s Investor Class and Advisor Class shares. The Reorganization is not expected to result in an increase in shareholder fees and expenses. However, the fees charged by certain individual service providers are changing. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Al Frank Acquiring Fund’s Investor Class and Advisor Class shares as compared to Investor Class and Advisor Class shares of the Al Frank Acquired Fund.

Comparison of Fees and Expenses
As of December 31, 2011

SHAREHOLDER FEES (fees paid directly from your investment)	Acquired Fund Investor Class	Acquiring Fund Investor Class (Pro Forma)	Acquired Fund Advisor Class	Acquiring Fund Advisor Class (Pro Forma)
Redemption Fees (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets each year as a percentage of the value of your investment):
Management Fee	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1)/Shareholder Servicing Fees	0.25%	0.25%	NONE	NONE
Other Expenses(1)	0.43%	0.28%(2)	0.43%	0.28%(2)
Total Annual Fund Operating Expenses	1.68%	1.52%	1.43%	1.27%
Fee Waiver/Expense Reimbursement(3)	(0.18)%	(0.03)%	(0.18)%	(0.03)%
Net Annual Fund Operating Expenses	1.50%	1.50%	1.25%	1.25%
(1)	Other Expenses include 0.01% acquired fund fees and expenses, which causes the net annual fund operating expenses to be higher than the expense cap.
(2)	These expenses are based on estimated amounts for the Acquiring Fund’s current fiscal year and include 0.01% of acquired fund fees and expenses.
(3)
Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, leverage interest, acquired fund fees and expenses and extraordinary expenses) for the Fund do not exceed 1.49% and 1.24% of the Fund’s average net assets, for Investor Class and Advisor Class shares, respectively, through April 30, 2014, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, but only since the Reorganization of the Acquiring Fund, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

EXAMPLE

This example is intended to help you compare the costs of investing in either Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that the Fund’s expense limitation agreement remains in force through April 30, 2013 and April 30, 2014, for the Acquired Fund and the Acquiring Fund, respectively. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund Investor Class	$153	$512	$896	$1,972
Acquiring Fund Investor Class (Pro Forma)	$153	$477	$826	$1,810

Acquired Fund Advisor Class	$127	$435	$765	$1,698
Acquiring Fund Advisor Class (Pro Forma)	$127	$400	$694	$1,531

The Dividend Value Acquired Fund and the Dividend Value Acquiring Fund

The Table of Fees and Expenses and the Examples shown below are based on fees and expenses disclosed in the prospectus for the Dividend Value Acquired Fund and on estimates for the Dividend Value Acquiring Fund’s Investor Class and Advisor Class shares. The Reorganization is not expected to result in an increase in shareholder fees and expenses. However, the fees charged by the certain individual service providers are changing. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Dividend Value Acquiring Fund’s Investor Class and Advisor Class shares as compared to Investor Class and Advisor Class shares of the Dividend Value Acquired Fund.

Comparison of Fees and Expenses
As of December 31, 2011

SHAREHOLDER FEES (fees paid directly from your investment)	Acquired Fund Investor Class	Acquiring Fund Investor Class (Pro Forma)	Acquired Fund Advisor Class	Acquiring Fund Advisor Class (Pro Forma)
Redemption Fees (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets each year as a percentage of the value of your investment):
Management Fee	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1)/Shareholder Servicing Fees	0.25%	0.25%	NONE	NONE
Other Expenses(1)	1.17%	0.80%(2)	1.17%	0.80%(2)
Total Annual Fund Operating Expenses	2.42%	2.04%	2.17%	1.79%
Fee Waiver/Expense Reimbursement(3)	(0.43)%	(0.06)%	(0.43)%	(0.06)%
Net Annual Fund Operating Expenses	1.99%	1.99%	1.74%	1.74%
(1)	Other Expenses include 0.01% acquired fund fees and expenses, which causes the net annual fund operating expenses to be higher than the expense cap.
(2)	These expenses are based on estimated amounts for the Acquiring Fund’s current fiscal year and include 0.01% of acquired fund fees and expenses.
(3)
Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, leverage interest, acquired fund fees and expenses and extraordinary expenses) for the Fund do not exceed 1.98% and 1.73% of the Fund’s average net assets, for Investor Class and Advisor Class shares, respectively, through April 30, 2014, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, but only since the Reorganization of the Acquiring Fund, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

EXAMPLE

This example is intended to help you compare the costs of investing in either Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that the Fund’s expense limitation agreement remains in force through April 30, 2013 and April 30, 2014, for the Acquired Fund and the Acquiring Fund, respectively. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund Investor Class	$202	$714	$1,252	$2,724
Acquiring Fund Investor Class (Pro Forma)	$202	$634	$1,093	$2,364

Acquired Fund Advisor Class	$177	$638	$1,125	$2,470
Acquiring Fund Advisor Class (Pro Forma)	$177	$557	$964	$2,100

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Comparison of the Investment Objectives and Strategies of the Acquired Funds and the Acquiring Funds.

Each of the Acquired Funds is a series of Advisor Series Trust, a Delaware statutory trust, and each of the Acquiring Funds is a series of Northern Lights Fund Trust II, a Delaware statutory trust. The Acquiring Funds have been created as a shell series of Northern Lights Fund Trust II solely for the purpose of the proposed Reorganizations. Each Acquiring Fund has investment objectives and principal investment policies and strategies that are identical to those of the corresponding Acquired Fund.

The Al Frank Acquired Fund and the Al Frank Acquiring Fund

Investment Objectives
The investment objective of both Funds is long-term capital appreciation.

Principal Investment Strategies
For each Fund, under normal market conditions, the Adviser selects equity securities that it believes are out of favor and undervalued. The Adviser then attempts to purchase the securities and hold them until it believes that the securities have reached their fair value. For each Fund, the Adviser selects equity securities consisting of common stocks and securities having the characteristics of common stocks, such as preferred stocks, convertible securities, rights and warrants. Each Fund may invest in securities of foreign issuers (“foreign securities”), provided that they are publicly traded in the United States, including in American Depositary Receipts (“ADRs”). The Adviser screens a universe of more than 6,000 stocks in order to identify those with low price-to-earnings ratios, price-to-book values, and price-to-revenues ratios relative to its historical norms, its industry peers or the overall market. The Adviser utilizes these and other fundamental valuation metrics as well as its assessments of a company’s long-term growth prospects and risk characteristics, in order to establish a target price for each stock. The target price represents the price at which the Adviser believes the stock is fairly valued. Those stocks with significant appreciation potential relative to these target prices and perceived risk characteristics become available for selection. The Adviser employs a go-anywhere style focused on uncovering undervalued stocks independent of market capitalization. Each Fund’s portfolio is expected to hold both dividend and nondividend paying stocks and seeks broad market diversification via exposure to a significant number of major market sectors and industry groups.

Both Funds may lend their portfolio securities to broker-dealers amounting to no more than 33-1/3% of the total assets of the Fund (including any collateral posted) or 50% of the total assets of the Fund (excluding any collateral posted) in order to earn additional income.

Benchmark
The primary comparative benchmark for each Fund is the S&P 500® Index and the secondary comparative benchmark for each Fund is the Russell 3000® Index.

Portfolio Manager
Mr. John Buckingham serves as the portfolio manager for each Fund.

Investment Risks
Many factors affect performance and neither Fund can guarantee that it will achieve its investment objective. When you redeem your shares of a Fund, the shares could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in either Fund. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Each Fund is subject to the following principal risks:

•
Management Risk – The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends and select stocks, particularly in volatile stock markets.

•	Market Risk – The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.

•
Small- and Medium-Sized Companies Risk – Small- and medium-sized companies may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

•
Equity Risk – The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•
Securities Lending Risk – There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

•
Value Style Investing Risk – The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.

•
Foreign Securities Risk – The Fund may also invest in foreign securities which are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

The Dividend Value Acquired Fund and the Dividend Value Acquiring Fund

Investment Objectives
The investment objectives of both Funds are long-term total return from both capital appreciation and, secondarily, dividend income.

Principal Investment Strategies
For each Fund, under normal market conditions the Adviser will invest at least 80% of the Fund’s assets in equity securities, and both Funds primarily invest in equity securities that pay or are expected to pay dividends. Both Funds may invest in companies of any size, from larger, well-established companies to smaller companies.

For both Funds, the Adviser will select dividend-paying equity securities consisting of common stocks and securities having the characteristics of common stocks, such as preferred stocks, convertible securities, rights and warrants, on the basis of fundamental corporate analysis. Both Funds may also invest in foreign securities, provided that they are publicly traded in the United States, including in ADRs. For both Funds, the Adviser screens a universe of more than 6,000 stocks in order to identify those with low price-to-earnings ratios, price-to-book values, and price-to-revenues ratios relative to their historical norms, their industry peers or the overall market. Both Funds’ portfolios seek broad diversification via exposure to a significant number of major market sectors and industry groups.

For both Funds, the Adviser may sell positions as they reach or approach their target price, if a lower target price results from a reassessment of earnings or valuation multiples, or if a more attractive stock is identified.

Benchmark
The primary comparative benchmark for each Fund is the S&P 500® Index and the secondary comparative benchmark for each Fund is the Russell 3000® Index.

Portfolio Manager
Mr. John Buckingham serves as the portfolio manager for each Fund.

Investment Risks
Many factors affect performance and neither Fund can guarantee that it will achieve its investment objective. When you redeem your shares of a Fund, the shares could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in either Fund. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Each Fund is subject to the following principal risks:

•
Management Risk – The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends and select stocks, particularly in volatile stock markets.

•	Market Risk – The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.

•
Small- and Medium-Sized Companies Risk – Small- and medium-sized companies may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

•
Equity Risk – The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•
Value Style Investing Risk – The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.

•
Foreign Securities Risk – The Fund may also invest in foreign securities which are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

Limitations and Restrictions

The fundamental investment restrictions of the Acquired Funds and their corresponding Acquiring Funds are identical, and are set forth below. The fundamental restrictions of each Fund may not be changed without shareholder approval.

Each Fund’s investment objectives are fundamental.

In addition, the Acquired Al Frank Fund and the Acquiring Al Frank Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

2.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may borrow money from banks to purchase securities;
3.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);
4.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);
5.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

6.
Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

7.	Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or
8.	Make investments for the purpose of exercising control or management.

In addition, the Acquired Dividend Value Fund and the Acquiring Dividend Value Fund may not:

1.
 Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales; except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit; the regulatory limits allow the Fund to borrow up to 5% of its total assets for temporary purposes and to borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets; the effect of this provision is to allow the Fund to borrow from banks amounts up to one-third (33-1/3%) of its total assets, including those assets represented by the borrowing;

2.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may borrow money from banks to purchase securities;
3.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);
5.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

6.
Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

7.	Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or
8.	Make investments for the purpose of exercising control or management.

The following lists the non-fundamental investment restrictions applicable to the Funds.  These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund. The non-fundamental investment restrictions applicable to each Acquiring Fund are identical to the non-fundamental investment restrictions applicable to the corresponding Acquired Fund.

Each Fund may not:

1.
Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal securities law;

2.
Hold, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity; or

3.	Purchase or sell futures contracts.

FUND PERFORMANCE

The following information shows the past performance of the each Acquired Fund. The bar chart demonstrates the risks of investing in the Acquired Fund from year to year and the Average Annual Total Returns table shows how the Acquired Fund’s average annual total returns compare with that of a broad measurement of market performance. If the Reorganization is approved by shareholders of an Acquired Fund, the corresponding Acquiring Fund will acquire all of the assets and liabilities of the Acquired Fund. The Acquiring Fund also will assume the performance history of the corresponding Acquired Fund. Past performance is not necessarily indicative of future performance.

Al Frank Fund – Investor Class

Calendar Year Total Returns as of 12/31
The Al Frank Acquired Fund’s calendar year-to-date return as of September 30, 2012 was 13.36%.  During the period shown in the bar chart, the best performance for a quarter was 30.95% (for the quarter ended June 30, 2003).  The worst performance was -27.79% (for the quarter ended September 30, 2002).

Average Annual Total Returns For the Periods Ended December 31, 2011	One Year	5 Years	10 Years	Since Inception(1)
Investor Class
Return Before Taxes	-4.60%	-2.16%	5.28%	9.09%
Return After Taxes on Distributions	-7.76%	-3.14%	4.64%	8.51%
Return After Taxes on Distributions and Sale of Fund Shares	1.22%	-1.79%	4.64%	8.16%
Advisor Class
Return Before Taxes	-4.40%	-1.89%	5.44%	9.21%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	3.66%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	1.03%	-0.01%	3.51%	4.01%
(1)
Investor Class shares commenced operations on January 2, 1998; Advisor Class shares commenced operations on April 30, 2006. Performance shown prior to the inception of the Advisor Class reflects the performance of the Investor Class and includes expenses that are not applicable to and are higher than those of the Advisor Class.

Dividend Value Fund – Investor Class

Calendar Year Total Returns as of 12/31

The Dividend Value Acquired Fund’s calendar year-to-date return as of September 30, 2012 was 13.41%.  During the period shown in the bar chart, the best performance for a quarter was 16.69% (for the quarter ended September 30, 2009).  The worst performance was -22.00% (for the quarter ended December 31, 2008).

Average Annual Total Returns For the Periods Ended December 31, 2011	One Year	5 Years	Since Inception(1)
Investor Class
Return Before Taxes	-4.09%	-2.15%	2.94%
Return After Taxes on Distributions	-4.23%	-2.40%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares	-2.47%	-1.81%	2.54%
Advisor Class
Return Before Taxes	-3.83%	-1.93%	3.13%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	3.80%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	1.03%	-0.01%	4.24%
(1)
Investor Class shares commenced operations on September 30, 2004; Advisor Class shares commenced operations on April 30, 2006. Performance shown prior to the inception of the Advisor Class reflects the performance of the Investor Class and includes expenses that are not applicable to and are higher than those of the Advisor Class.

COMPARISON OF SHAREHOLDER SERVICES AND PROCEDURES

The Acquired Funds and the Acquiring Funds have similar shareholder services and procedures. The Acquiring Funds offer two classes of shares: Investor Class shares and Advisor Class shares. The Acquired Funds offer two classes of shares: Investor Class shares and Advisor Class shares.

Neither Investor Class shares nor Advisor Class shares of the Acquired or Acquiring Funds assess any front-end or contingent deferred sales charge. Investor Class shares of the Acquired Funds and the Acquiring Funds are subject to a Distribution and Service (Rule 12b-1) Fee equal to 0.25%, and both Investor Class shares and Advisor Class shares are subject to a Redemption Fee equal to 2.00% as a percentage of the amount redeemed on shares held for 60 days or less. Both the Acquiring Funds and the Acquired Funds allow shareholders to redeem their shares by mail, telephone, wire or financial intermediary. Shareholders of the Acquired Funds may generally exchanges shares of the same class between accounts that are registered in the same name, address, and taxpayer identification number if investment minimums are met.

Both the Acquired Funds and the Acquiring Funds declare and pay distributions of dividends and capital gains annually, and distribute net short-term capital gains and net long-term gains annually.

Both the Acquired Funds and the Acquiring Funds offer a choice between automatically reinvesting distributions in additional shares or receiving them by check.

The Acquired Funds’ prospectus and SAI and the Acquiring Funds’ prospectus and SAI contain more detailed discussions of shareholder services and procedures.

THE ADVISER

The Adviser and the terms of the advisory agreement, as discussed below for the Acquired Funds, will be substantially identical for the Acquiring Funds.

The Adviser, AFAM Capital, Inc., 12117 FM 2244, Bldg. 3, #170 Austin, TX 78738, has provided asset management services to individuals and institutional investors since 1977 and presently has assets under management of approximately $605 million. The Adviser is also the Editor of The Prudent Speculator, a nationally known investment newsletter that has been in circulation since 1977. The Adviser is wholly owned by AF Holdings, Inc., which is a privately owned Minnesota corporation.

The Acquired Funds (and the Acquiring Funds) have entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Adviser under which the Adviser manages each Fund’s investments subject to the supervision of the relevant Board of Trustees.  Under the Advisory Agreement, each Fund compensates the Adviser for its investment advisory services at the annual rate of 1.00% of such Fund’s average daily net assets, payable on a monthly basis.  For the fiscal year ended December 31, 2011, the Adviser received management fees of 0.82% of the Al Frank Acquired Fund’s average daily net assets, net of waivers, and 0.57% of the Dividend Value Acquired Fund’s average daily net assets, net of waivers.

Fund Expenses. Each Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and each Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of each Fund to ensure that the total amount of Fund operating expenses (excluding interest and tax expenses and acquired fund fees and expenses) do not exceed 1.49% and 1.24% of the Al Frank Fund’s average net assets for Investor Class and Advisor Class shares respectively, and 1.98% and 1.73% of the Dividend Value Fund’s average net assets for Investor Class and Advisor Class shares respectively through at least April 30, 2014.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the relevant Board of Trustees.  Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

A discussion of the factors that the Board of Trustees considered in approving each Fund’s Advisory Agreement will be included in the respective Fund’s annual or semi-annual report, as applicable.

COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS

The following is a list of principal service providers for the Acquired Funds and the Acquiring Funds:

Service Providers
Service	Acquired Funds	Acquiring Funds
Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Custodian	U.S. Bank N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	U.S. Bank N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Transfer Agent, Fund Accountant and Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	Gemini Fund Services, LLC 17605 Wright Street Omaha, NE 68130
Independent Auditors	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103
Legal Counsel	Paul Hastings LLP 75 East 55th Street New York, New York 10022	Alston & Bird LLP 950 F Street NW Washington DC 20004

COMPARISON OF BUSINESS STRUCTURES

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and each Fund’s governing documents create additional operating rules and restrictions that the Fund must follow.  Both AST and NLFT II are organized as Delaware statutory trusts whose operations are governed by their respective Agreements and Declarations of Trust, By-Laws, and applicable Delaware and federal law.

The differences between governing documents of the Acquired Funds and the Acquiring Funds will not significantly affect the operations of the Acquired Funds or the Acquiring Funds or change the responsibilities, powers or the fiduciary duty owed to shareholders by a trust’s board of trustees and officers.

AST and NLFT II are operated by their respective Boards of Trustees and officers appointed by each Board. The composition of the Board of Trustees and the officers for AST and NLFT II differ. For more information about the current Trustees and officers of the Acquired Funds and the Acquiring Funds, you should consult the current SAI for the Acquired Funds and the Acquiring Funds, respectively.

TERMS OF THE REORGANIZATION PLAN AND AGREEMENT

Shareholders of each Acquired Fund are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Plan”), pursuant to which each Acquiring Fund will acquire all of the assets and assume all of the liabilities of the corresponding Acquired Fund in exchange for shares of the Acquiring Fund.

The Reorganization Plan provides that the number of full and fractional Investor Class and Advisor Class shares to be issued by each Acquiring Fund in connection with the Reorganization will be the same as the number of Investor Class and Advisor Class shares owned by the corresponding Acquired Fund shareholders at the effective time of the Reorganization.  The Reorganization Plan also provides that the net asset value of Investor Class and Advisor Class shares of each Acquiring Fund will be the same as the net asset value of the Investor Class and Advisor Class shares of the corresponding Acquired Fund. The value of the assets to be transferred by each Acquired Fund will be determined using the valuation procedures used by such Acquired Fund in determining its daily net asset value. The parties to the Reorganization Agreement have agreed to use commercially reasonable efforts to resolve, prior to the effective time of the Reorganization, any material pricing differences for prices of portfolio securities that might arise from use of the Acquired Funds’ valuation procedures. The valuation will be calculated at the time of day the Funds ordinarily calculate their net asset values (normally the close of regular trading on the New York Stock Exchange) and will take place simultaneously with the closing of the Reorganization. The closing of the Reorganization is expected to occur on or about January 18, 2013.

Each Acquired Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Acquired Fund will be credited with shares of the corresponding Acquiring Fund having an aggregate value equal to the Acquired Fund shares that the shareholders hold of record at the effective time of the Reorganization. At that time, the Acquired Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the Board of Trustees of AST or the Board of Trustees of NLFT II on behalf of the Acquired Funds or the Acquiring Funds, respectively, under certain circumstances.  Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan. An important condition to closing is that each Acquired Fund receives a tax opinion to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes, subject to certain qualifications. As such, the Reorganization will not be taxable for such purposes to the Acquired Funds, the Acquiring Funds or the Acquired Funds’ shareholders. Other material conditions include the receipt of legal opinions regarding the Acquired Funds and the Acquiring Funds and the Reorganization.  Lastly, the closing is conditioned upon both the Acquired Funds and the Acquiring Funds receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Fund.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Form of the Reorganization Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the Acquiring Funds will be overseen by NLFT II’s Board of Trustees in a substantially similar manner as the Acquired Fund is overseen by AST’s Board of Trustees. The business of NLFT II is managed under the direction of its Board in accordance with its Governing Documents, which have been filed with the SEC. Both the NLFT II Board and the AST Board consist of five (5) individuals, four (4) of whom are Independent Trustees.

Pursuant to the Governing Documents of NLFT II, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Trustees also retain the power to conduct, operate and carry on the business of NLFT II and have the power to incur and pay any expenses, which, in the opinion of the Trustees, are necessary or incidental to carry out any of NLFT II’s purposes. The Trustees of AST possess similar powers to elect officers and conduct, operate and carry on the business of AST. The Trustees, officers, employees and agents of NLFT II, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. AST offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of NLFT II and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and officer is 17605 Wright Street Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Thomas T. Sarkany Year of Birth: 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010)	23	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust
Anthony H. Lewis Year of Birth: 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	23	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense).
Keith Rhoades Year of Birth: 1948	Trustee since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	23	NONE
Randal D. Skalla Year of Birth: 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	23	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Brian Nielsen** Year of Birth: 1972	Trustee Since May 2011
Director, Secretary and General Counsel of Constellation Trust Company since 2004; Secretary and General Counsel of Gemcom, LLC (financial printer) since 2004; Secretary, Manager and General Counsel of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Secretary and General Counsel of Gemini Fund Services, LLC since 2012; General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (back-office servicing company) since 2001; Assistant Secretary to Northern Lights Fund Trust since 2011; Assistant Secretary of Gemini Fund Services, LLC (2003-2012).

			23	NONE
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1969	President Since May 2011
Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, Gemcom LLC (2004 - 2011).
			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1976	Secretary Since May 2011
Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since May 2011	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004)	N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1962	Chief Compliance Officer and Anti-Money Laundering Officer Since May 2011
General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003- 2011 and Senior Compliance Officer since 2011);
			N/A	N/A
*  The term of office for each Trustee and Officer listed above will continue indefinitely.
** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Board Leadership Structure
NLFT II is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (NLFT II’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Acquiring Funds’ Distributor).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to NLFT II, the Independent Trustees will meet in executive session, at least quarterly. Under NLFT II’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  NLFT II believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of NLFT II, its funds and each shareholder.

Board Risk Oversight
The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.
Generally, NLFT II believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Nielsen has over 10 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate.  From 1994 through 2010, Thomas Sarkany held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors.  Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past 10 years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc.  Keith Rhoades served as the Director – General Ledger/Financial Research then Senior Director – General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of L5 Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established four standing committees – the Audit Committee, the Compensation Committee, the Nominating Committee and the Valuation Committee.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth above.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually.  The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series.  For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series.  The Trust’s Audit Committee assists with this oversight function.  The Board of Trustees’ oversight extends to the Trust’s risk management processes.  Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Investment advisers managing the Trust’s series report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series.  These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Ownership of Fund Shares
As of December 1, 2012, no Trustee or officer of NLFT II beneficially owned shares of the Acquired Funds or any series of NLFT II.

Furthermore, neither the Trustees who are not “interested” persons of NLFT II, nor members of their immediate family, own securities beneficially, or of record, in the Advisor, the Acquiring Fund’s distributor or any of its affiliates.  Accordingly, neither the Trustees who are not “interested” persons of NLFT II nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Acquiring Fund’s distributor or any of its affiliates

Board Committees

Audit Committee.  NLFT II has an Audit Committee, which is comprised of the independent members of the Board of Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Acquiring Fund.  The Audit Committee also holds discussions with management and with the Acquiring Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee.  NLFT II has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary

Valuation Committee.  NLFT II has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Acquiring Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently comprised of Kevin Wolf, Emile Molineaux and Andrew Rogers.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation
Effective October 29, 2012 each Trustee who is not an interested person of the Trust or Advisor will receive a quarterly fee of $4,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The Audit Committee Chairman receives a $4,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to October 29, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan. The aggregate amount of compensation that will be paid to each Board member by NLFT II for the fiscal year ending December 31, 2012 for all funds comprising NLFT II is estimated to be as follows:

Name	Aggregate Compensation From Trust**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
Thomas T. Sarkany	$10,000	None	None	$10,000
Anthony Lewis	$10,000	None	None	$10,000
Keith Rhoades	$14,000	None	None	$14,000
Randy Skalla	$10,000	None	None	$10,000
Brian Nielsen*	None	None	None	None
_______________
*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees will be allocated equally to each Fund in the Trust.

***The term “Fund Complex” refers to the Northern Lights Fund Trust II.

EXPENSES OF THE REORGANIZATION

The Adviser has agreed to bear all expenses associated with the transactions contemplated by the Plan of Reorganization, including expenses associated with the solicitation of proxies.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequences of the Reorganization by any of the Funds (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss will be recognized by the shareholders of either Acquired Fund as a result of such Acquiring Fund’s distribution of its Investor Class shares and Advisor Class shares to the corresponding Acquired Fund shareholders in exchange for Investor Class shares and Advisor Class shares, respectively. In addition, a shareholder’s tax basis for Investor Class shares and Advisor Class shares held in an Acquired Fund will carryover to the Investor Class shares and Advisor Class shares of the corresponding Acquiring Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carryover to the corresponding Acquiring Fund Investor Class shares and Advisor Class shares received in the Reorganization. As a condition to the consummation of the Reorganization, AST, NLFT II, each Acquired Fund and each Acquiring Fund will have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by AST and NLFT II and certifications received from AST and NLFT II on behalf of each of the Acquired Funds and each of the Acquiring Funds.

Immediately prior to the Reorganization, the Acquired Funds shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

Capitalization. The following table sets forth as of fiscal year end on December 31, 2011: (i) the audited capitalization of each Acquired Fund, and (ii) the unaudited pro forma combined capitalization of each Acquiring Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date, as a result of daily share purchase and redemption activity in the Acquired Fund and changes in net asset value per share.

Al Frank Acquired Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$81,167,525	3,971,324	$20.44
Advisor Class	$2,886,207	141,067	$20.46

(Pro Forma Surviving Fund)	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$81,167,525	3,971,324	$20.44
Advisor Class	$2,886,207	141,067	$20.46

Dividend Value Acquired Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$14,209,110	1,296,455	$10.96
Advisor Class	$282,134	25,845	$10.92

(Pro Forma Surviving Fund)	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$14,209,110	1,296,455	$10.96
Advisor Class	$282,134	25,845	$10.92

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the Record Date, the following shareholders were considered to be either a control person or principal shareholder of the Acquired Funds:

Al Frank Acquired Fund

Investor Class Shares

Name and Address	% Ownership		Pro Forma % Ownership after Reorganization		Type of Ownership	Parent Company	Jurisdiction
	Class	Fund	Class	Fund
[ ]	[ ]%	[ ]%	[ ]%	[ ]%	[ ]	[ ]	[ ]

Advisor Class Shares

Name and Address	% Ownership		Pro Forma % Ownership after Reorganization		Type of Ownership	Parent Company	Jurisdiction
	Class	Fund	Class	Fund
[ ]	[ ]%	[ ]%	[ ]%	[ ]%	[ ]	[ ]	[ ]

Dividend Value Acquired Fund

Investor Class Shares

Name and Address	% Ownership		Pro Forma % Ownership after Reorganization		Type of Ownership	Parent Company	Jurisdiction
	Class	Fund	Class	Fund
[ ]	[ ]%	[ ]%	[ ]%	[ ]%	[ ]	[ ]	[ ]

Advisor Class Shares

Name and Address	% Ownership		Pro Forma % Ownership after Reorganization		Type of Ownership	Parent Company	Jurisdiction
	Class	Fund	Class	Fund
[ ]	[ ]%	[ ]%	[ ]%	[ ]%	[ ]	[ ]	[ ]

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of AST, as a group, beneficially owned less than 1% of the outstanding shares of any class of the Acquired Funds.

VOTING SECURITIES AND VOTING INFORMATION

General Information
This Proxy is being provided in connection with the solicitation of proxies by the AST Board to solicit your vote for the proposals outlined in the Proxy at a meeting of shareholders of each Acquired Fund, which we refer to as the “Meeting.” The Meeting will be held at the offices of AST’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, at 10 a.m., Central time on January 17, 2013.

You may vote in one of three ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States)
•	vote on the Internet at the website address printed on your proxy ballot
•	call the toll-free number printed on your proxy ballot

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the appropriate Acquired Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only Acquired Fund shareholders of record on November 30, 2012 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of shareholders entitled to cast a majority of votes eligible to be cast at the Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of each proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of the Acquired Fund present or represented by proxy at the Meeting, if holders of more than 50% of such Acquired Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Acquired Fund’s outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within 120 days of the Record Date without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not yet voted and the broker does not have discretionary authority to vote the shares) will be counted towards establishing a quorum.

Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast FOR the proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” and are disregarded in determining whether a proposal has received enough votes. Broker non-votes do not represent a vote “FOR” or “AGAINST” and are disregarded in determining whether a proposal has received sufficient votes.

The AST Board knows of no matters other than those described in this Proxy that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the AST Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of the Adviser and its affiliates may solicit proxies by telephone.  Neither the Acquiring Funds, the Acquired Funds, nor their respective shareholders will pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Perkins Discovery Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Perkins Discovery Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise AST, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified AST of their desire to receive multiple copies of the reports and proxy statements that AST sends.  If you would like to receive an additional copy, please contact AST by writing to 730 East Lake Street, Wayzata, Minnesota 55391 or by calling 1.800.998.3190.  The appropriate Acquired Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Acquired Fund’s  reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

AST and NLFT II do not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees of NLFT II unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of NLFT II at 17605 Wright Street, Omaha, Nebraska 68130. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

This Proxy Statement omits certain information contained in the registration statements for each of the Acquired Funds and the Acquiring Funds. Reference is hereby made to each registration statement and to the exhibits and amendments thereto for further information with respect to the Acquired Funds and the Acquiring Funds and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each of the Acquired Funds and the Acquiring Funds also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

OTHER BUSINESS

The Board of Trustees of AST knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of an Acquired Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Acquired Fund and the shareholders of the Acquired Fund.

EXHIBITS:

Exhibit A – Agreement and Plan of Reorganization

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of this ___ day of December, 2012, by and among NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust, with its principal place of business at 17605 Wright Street, Omaha, NE 68130 (“New Trust”), on behalf of its series, Al Frank Fund (“New AF Fund”) and Al Frank Dividend Value Fund (“New AF Dividend Value Fund”) (each, a “New Fund” and collectively, the “New Funds”), ADVISORS SERIES TRUST, a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Old Trust”), on behalf of its series, Al Frank Fund (“Old AF Fund”) and Al Frank Dividend Value Fund (“Old AF Dividend Value Fund”) (each, an “Old Fund” and collectively, the “Old Funds”), and, solely for purposes of paragraph 7, Al Frank Asset Management, Inc.,  the investment manager to the New Funds and the Old Funds (“Al Frank”) with its principal place of business at 85 Argonaut, Suite 220, Aliso Viejo, California 92656.  (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and each New Fund and Old Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on behalf of a Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each New Fund and Old Fund wish to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations (“Regulations” Section 1.368-2(g)).  The reorganization will involve each Old Fund reorganizing from a series of Old Trust to a series of New Trust by (1) transferring all its assets to a New Fund (sometimes referred to as a “Corresponding New Fund”, which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in Corresponding New Fund and Corresponding New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving Old Funds and New Funds being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Funds that are series thereof and, in the case of Old Funds, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Old AF Fund currently offers two classes of shares, designated Investor Class shares and Advisor Class shares (“Old AF Fund Investor Class Shares,” and “Old AF Fund Advisor Class Shares,” and collectively, “Old AF Fund Shares”).  New AF Fund will have two classes of shares, which will be designated Investor Class shares and Advisor Class shares (“New AF Fund Investor Class Shares” and “New AF Fund Advisor Class Shares” and collectively, “New AF Fund Shares”).  The Investor Class Old AF Fund Shares have identical characteristics to the Investor Class New AF Fund Shares.  Advisor Class Old AF Fund Shares have identical characteristics to the Adviser Class New AF Fund Shares.

Old AF Dividend Value Fund currently offers two classes of shares, designated Investor Class shares and Advisor Class shares (“Old AF Dividend Value Fund Investor Class Shares” and “Old AF Dividend Value Fund Advisor Class Shares” and collectively, “Old AF Dividend Fund Shares”).  New AF Dividend Value Fund will have two classes of shares, which will be designated Advisor Class shares and Investor Class shares (“New AF Dividend Value Fund Investor Class Shares” and “New AF Dividend Value Fund Adviser Class Shares,” and collectively, “New AF Dividend Value Fund Shares”). The Investor Class Old AF Dividend Value Fund Shares have identical characteristics to the Investor Class New AF Dividend Value Fund Shares and the Advisor Class Old AF Dividend Value Fund Shares have identical characteristics to the Advisor Class New AF Dividend Value Fund Shares.

(Old AF Fund Shares and Old AF Dividend Value Fund Shares are collectively referred to herein as “Old Fund Shares” and New AF Fund Shares and New AF Dividend Value Fund Shares are collectively referred to herein as “New Fund Shares.”)

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.             PLAN OF REORGANIZATION AND TERMINATION

1.1.           Subject to the requisite approval of each Old Fund’s shareholders and the terms and conditions set forth herein, each Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Corresponding New Fund.  In exchange therefore:

    (a)           New AF Fund shall:

(i)
Issue and deliver to Old AF Fund the number of full and fractional (1) New AF Fund Investor Class Shares equal to the number of full and fractional Old AF Fund Investor Class Shares then outstanding; (2)  New AF Fund Adviser Class Shares equal to the number of full and fractional Old AF Fund Adviser Class Shares then outstanding; and

(ii)	Assume all of Old AF Fund’s liabilities as described in paragraph 1.3 (“Liabilities”); and

                                    (b)  and New AF Dividend Value Fund shall:

(i)
Issue and deliver to Old AF Dividend Value Fund the number of full and fractional (1) New AF Dividend Value Investor Class Shares equal to the number of full and fractional Old AF Dividend Value Fund Investor Class Shares then outstanding and (2)  New AF Dividend Value Fund Advisor Class Shares equal to the number of full and fractional Old AF Dividend Value Fund Adviser Class Shares then outstanding (all references herein to “fractional” shares meaning fractions rounded to the third decimal place); and

(ii)	Assume all of Old AF Dividend Value Fund’s liabilities as described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2           The Assets shall consist of all assets and property of every kind and nature of an Old Fund at the Effective Time (as defined in paragraph 3.1), including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and any deferred and prepaid expenses shown as assets on Old Fund’s books.  Each Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3           The Liabilities shall consist of all of an Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 4.3(f)) borne by Al Frank pursuant to paragraph 7.  Notwithstanding the foregoing, each Old Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus,  to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than the obligations set forth in this Agreement and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements).

1.4           At or before the Closing, each New Fund shall redeem the Initial Shares (as defined in paragraph 6.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), each Old Fund shall distribute all the Corresponding New Fund Shares it receives pursuant to paragraph 1.1(a) or (b) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in each case in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on each New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Corresponding New Fund Shares equal to the number of full and fractional Old Fund Shares held by such Shareholder at the Effective Time, by class.  The aggregate net asset value (“NAV”) of each Corresponding New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares held by such Shareholder at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5           Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are transferred, as a condition of that issuance and transfer.

1.6           Any reporting responsibility of an Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of that Old Fund up to and including the later of: (a) the Effective Time, or (b) the date the Old Fund is dissolved and terminated, provided, however, that each New Fund shall be responsible for filing any tax return covering a period that includes any portion of a period after the date of the Closing.

1.7           After the Effective Time, each Old Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4,  each Old Fund shall be terminated as a series of Old Trust.

2.             VALUATION

2.1           VALUATION OF ASSETS.  The value of each of the Old Fund’s assets to be acquired by a Corresponding New Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing date (such time and date may also be referred to as  “Valuation Date”), using the valuation procedures set forth in Old Fund’s Amended and Restated Agreement and Declaration of Trust and the Old Fund’s then current Prospectus or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES.  The net asset value per share of each New Fund’s Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the New Fund’s Agreement and Declaration of Trust and the new Fund’s then current Prospectus and Statement of Additional Information.

2.3             EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the New Funds or the Old Funds are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the New Funds or the Old Funds is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.4           DETERMINATION OF VALUE.  The Old Funds and the Corresponding New Funds agree to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Old Funds and those determined in accordance with the pricing policies and procedures of the New Funds.

3.             CLOSING AND EFFECTIVE TIME

3.1           Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern time) on January 18, 2013 (“Effective Time”).  The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree.

3.2           Old Trust shall cause the custodian of each Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to New Trust (or to its custodian (“New Custodian”), if New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for each Corresponding New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of Old Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by Old Trust, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the Corresponding New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

3.3           Old Trust shall deliver, or shall direct its transfer agent to deliver, to New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Old Fund Shares, by Fund and by class, that each such Shareholder owns, at the Effective Time, certified by Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  New Trust shall direct its transfer agent to deliver to Old Trust at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on each New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s accounts on those records.

3.4           Old Trust shall deliver to New Trust, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, which is being carried on each Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.

3.5           At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President or Treasurer, in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it has made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4.             REPRESENTATIONS AND WARRANTIES

4.1           Old Trust, on behalf of each Old Fund severally, and not jointly, represents and warrants to New Trust, on behalf of each Corresponding New Fund, as follows:

(a)           Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Statutory Trust”), that is duly created, validly existing, and in good standing under the laws of the Delaware (“Delaware”), and its Agreement and Declaration of Trust dated October 3, 1996 (“Old Trust Declaration”) and/or the Trust’s Certificate of Trust dated October 3, 1996, and each Certificate of Amendment thereto is on file with the Delaware Secretary of State; (2) is duly registered under the 1940 Act as an open-end management investment company; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)            Old Fund is a duly established and designated series of Old Trust;

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to  Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           At the Effective Time, Old Trust will have good and marketable title to the Assets for  Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on a Corresponding New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) except securities that are restricted to resale by their terms;

(e)           Old Trust, with respect to  Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Old Trust Declaration or the Old Trust’s Amended and Restated Bylaws dated June 27, 2002 (“Old Trust’s Amended and Restated Bylaws”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on  Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;

(f)           At or before the Effective Time, either (1) all material contracts and other commitments of  Old Fund (other than this Agreement and  investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or a Corresponding New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)           Except as disclosed in Old Fund’s Disclosure Schedule, attached hereto as Appendix A, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to  Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation, and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)            Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended March 31, 2012, have been audited by Tait, Weller and Baker, LLP an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and present fairly, in all material respects,  Old Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of  Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)           Since March 31, 2012, there has not been any material adverse change in  Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, nor any incurrence by Old Fund of indebtedness (except indebtedness incurred in connection with  investment contracts including options, futures, forward and swap contracts) maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities that Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)           All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of  Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been filed and, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)            Old Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations § 301.7701-3;  Old Fund is a “fund” (as defined in section 851(g)(2)) eligible for treatment as a separate corporation under section 851(g)(1)); for each taxable year of its operation,  Old Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has elected to be treated as such;  Old Fund has been eligible to and has computed its federal income tax under section 852;  Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and  Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)           All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 3.3; and  Old Fund has no outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)            Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)            Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)           Old Funds’ current prospectus and statement of additional information as filed on Form N-1A with the U.S. Securities and Exchange Commission (collectively, the “Prospectus”)  (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p)           The information furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed by New Trust with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities laws and other laws and regulations; and the Proxy Statement (as defined in paragraph 4.3(a)) (other than written information provided by New Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)           Old Funds’ investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its Prospectus, except as previously disclosed in writing to New Trust; and

(r)           The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.2           New Trust, on behalf of each Corresponding New Fund severally and not jointly, represents and warrants to Old Trust, on behalf of each Old Fund behalf, as follows:

(a)           New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Certificate of Trust dated August 26, 2010, and/or the Amended and Restated Agreement and Declaration of Trust dated August 9, 2012 (“New Trust Declaration”) is on file with Delaware Secretary of State, (2) is duly registered under the 1940 Act as an open-end management investment company and such registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)           At the Effective Time,  New Fund will be a duly established and designated series of New Trust;  New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing,  New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time), liabilities, employees or business activities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to  New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           Except for the Initial Shares (as defined in paragraph 6.5 and pursuant to paragraph 1.4), before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by each New Fund;

(e)           No consideration other than New Fund Shares (and  New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)           New Trust, with respect to  New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the New Trust Declaration or New Trust’s Bylaws, effective August 26, 2010 (“New Trust’s Bylaws”), or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)           Except as disclosed in New Fund’s Disclosure Schedule, attached hereto as Appendix B, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to  New Fund or any of its properties or assets attributable or allocable to  New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and each New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h)            New Fund has properly elected, or intends to elect, to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations §301.7701-3;  New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC;  New Fund will be a “fund” (as defined in section 851(g)(2)), eligible for treatment as a separate corporation under section 851(g)(1), and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852;  New Fund expects to meet the requirements of Subchapter M of the Code for qualification as a RIC for the taxable year in which the Reorganization occurs;  New Fund will elect to be treated as such and expects to be eligible to compute its federal income tax under section 852 for such taxable year; and  New Fund intends to continue to meet all of the requirements of Subchapter M for qualification as a RIC, to elect to be treated as such, and to be eligible to and to so compute its federal income tax, for the taxable year following that in which the Reorganization occurs;

(i)           The Corresponding New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j)           There is no plan or intention for  New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)          Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and

(l)           The information furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.3           Each Investment Company, on each of its Fund’s behalf, represents and warrants to the other Investment Company, on each of its Fund’s behalf, as follows:

(a)           No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on each of its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Old Trust’s filing with the Commission of a proxy statement on Form 14A (the “Proxy”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)           The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(c)           The fair market value of the Assets will equal or exceed the Liabilities to be assumed by each New Fund and those to which the Assets are subject;

(d)           None of the compensation received by any Shareholder who is an employee of a service provider to Old Funds will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)           Except as otherwise set forth herein, no expenses incurred by an Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by a New Fund,  unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to an Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

5.             COVENANTS

5.1           Old Trust covenants to call a meeting of Old Funds’ shareholders to consider and act on this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.2           Old Trust covenants that it will assist New Trust in obtaining such information as the New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

5.3           Old Trust covenants that it will turn over its books and records pertaining to each Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

5.4           New Trust, on behalf of each Corresponding New Fund, will provide Old Trust, on behalf of each old Fund, with the materials and information in connection with the Proxy Statement as counsel to the Old Trust may reasonably request and New Trust covenants to cooperate with Old Trust in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

5.5           Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s) the other Investment Company deems necessary or desirable in order to vest in, and confirm to (a) New Trust, on each New Fund’s behalf, title to and possession of all the Assets, and (b) Old Trust, on each Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6           New Trust covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act, the 1940 Act in order to commence and continue each New Fund’s operations after the Effective Time.

5.7           Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.             CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that must be satisfied at or before the Effective Time:

6.1           This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by each Old Fund’s shareholders at the Shareholders Meeting;

6.2           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

6.3           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4           The Investment Companies shall have receive an opinion of Alston & Bird, LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 3.5(b).  The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)           The transfer to a Corresponding New Fund of the Assets of an Old Fund in exchange solely for Corresponding New Fund Shares and Corresponding New Fund’s assumption of the Liabilities, followed by Old Fund’s distribution of such Corresponding New Fund shares pro rata to the Shareholders in exchange for their Old Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)           Old Fund will recognize no gain or loss on the transfer of the Assets to Corresponding New Fund in exchange solely for Corresponding New Fund Shares and Corresponding New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)           New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)           New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for Corresponding New Fund Shares pursuant to the Reorganization;

(f)           A Shareholder’s aggregate basis in the Corresponding New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it surrenders in exchange for those Corresponding New Fund Shares, and its holding period for those Corresponding New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)           The Reorganization will not result in the termination of Old Fund’s taxable year, and pursuant to Section 381 of the Code and Treasury Regulations thereunder, Corresponding New Fund will succeed to and take into account the items of Old Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

[Notwithstanding subparagraphs (b), (d) and (e), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on Old Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes upon transfer, notwithstanding generally applicable non-recognition rules];

6.5           Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one Investor Class New Fund Share and one Adviser Class New Fund Share of each New Fund (“Initial Shares”) to Al Frank or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, distribution and service plan, and other agreements and plans referred to in paragraph 6.6 and to take whatever action it may be required to take as each New Fund’s sole shareholder;

6.6           New Trust, on each New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Al Frank or its affiliate as each New Fund’s sole shareholder; and

6.7           At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.             EXPENSES

Al Frank shall bear all Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, filing and distributing (including printing and  mailing costs) Old Fund’s prospectus supplements, Proxy Statement and other proxy materials and the New Funds’ Registration Statement, , (2) legal and accounting fees incurred by Old Trust, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).    Further, Al Frank agrees to provide the Board of Old Trust with tail insurance in connection with the Reorganization, for a three-year period following the Closing, to indemnify the members of that Board to the extent that they would have been subject to indemnification under the Old Trust Declaration with respect to any matters relating to the Old Funds.

8.             ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY

8.1           Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing. The covenants to be performed after the Closing, and the obligations of New Trust, on behalf of the New Funds, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

8.2           Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Funds and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.

9.             TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1           By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before February 4, 2013, or such other date as to which the Investment Companies agree; or

9.2           By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.           AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time and in any manner on which they mutually agree in writing, notwithstanding each Old Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests and provided that no such amendment shall waive or modify the conditions set forth in paragraphs 6.1 and 6.4.

11.           SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.           MISCELLANEOUS

12.1          This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2          Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Funds’ behalf, or Old Trust, on Old Funds’ behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3          Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Funds but are only binding on and enforceable against its property attributable to and held for the benefit of each of its Funds (“Fund Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or each of its Fund’s behalf, shall look only to the Fund Property of the other Investment Company in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

12.4          This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

ADVISERS SERIES TRUST, on behalf of Old Funds

By:
Douglas G. Hess
President

NORTHERN LIGHTS FUND TRUST II, on behalf of New Funds

By:
Andrew Rogers
President

Solely for purposes of paragraph 7,

Al FRANK ASSET MANAGEMENT, INC.

By:
Jeff Montgomery
Chief Executive Officer

Appendix A

Old Funds’ Disclosure Schedule

Each of the Old Funds has been named as a defendant in the following matters:

•  Edward S. Weisfelner, as Trustee for the LB Creditor Trust v. Fund 1, et al., Adv. Pro. No. 10-04609 (Bankr.  S.D.N.Y.)

•  Edward S. Weisfelner, as Litigation Trustee for the LB Litigation Trust v.  Alfred R. Hoffman Charles Schwab and Co Inc Cust IRA Contributory, et al., Adv. Pro. No. 10-05525 (Bankr.  S.D.N.Y.)

Appendix B

New Funds’ Disclosure Schedule